================================================================================

EV MARATHON
GREATER CHINA
GROWTH FUND

ANNUAL
SHAREHOLDER REPORT
AUGUST 31, 1995


[ARTWORK APPEARS HERE]



SPONSOR AND MANAGER OF
EV MARATHON GREATER CHINA GROWTH
FUND & ADMINISTRATOR OF GREATER CHINA
GROWTH PORTFOLIO
Eaton Vance Management
24 Federal Street
Boston, MA 02110

ADVISER OF
GREATER CHINA GROWTH PORTFOLIO
Lloyd George Management
  (Hong Kong) Limited
3408 One Exchange Square
Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON
  GREATER CHINA GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

                                                                         M-CGSRC

================================================================================

TO SHAREHOLDERS

EV Marathon Greater China Growth Fund had a total return of -9.1% for the year ended August 31, 1995. That performance was the result of a decline in net asset value per share from $13.16 on August 31, 1994, to $11.89 on August 31, 1995, and the reinvestment of $0.065 in income dividends and $0.01 in capital gain distributions. It does not include the effect of the Fund's contingent deferred sales charge on certain redeeming shareholders. By comparison, the Peregrine Asia 100 - an unmanaged index of common stocks in the Greater China region - declined 13.5% during the same period. The China region markets were negatively affected by the Mexican peso crisis, which rocked all emerging markets. The region also suffered from China's trade tensions with the U.S. However, despite the fallout from Mexico and the trade difficulties, corporate earnings continued on a record setting pace.

CHINA MAKES MAJOR INROADS ON INFLATION...

The year brought significant progress in China's fight against inflation, with retail inflation falling for the tenth consecutive month in August. Prices for the year ended August 31 were just 12% higher than a year earlier. The downward trend is a major victory in the government's goal to keep inflation below 15% for 1995. As late as October 1994, the inflation rate was 25%, causing alarm for investors and economic planners alike. The government credits its success in fighting inflation to its efforts to impose credit restrictions and price controls over commodities.

CHINA'S CURRENCY WILL SOON BE CONVERTIBLE TO OTHER CURRENCIES...

The Bank of China recently indicated that China's currency, the yuan, will be fully convertible to foreign currency in 1997 or 1998. The recent progress against inflation, as well as financial and lending reforms, have created a more stable economic environment, which makes convertibility more likely in the near future. A convertible currency is a requisite for China's expected entry into the General Agreement on Tariffs and Trade (GATT), a key element in China's strategy to join the global economy.

REMARKABLY, IN THE LAND OF MAO, CHINA LAUNCHES AN INVESTMENT BANK...

In September, China launched its first investment bank, the China International Capital Corporation (CICC). CICC will play a large role in arranging mergers and acquisitions and underwriting stocks and bonds. This event demonstrates dramatically that China has come full circle, from doctrinaire communism to the embrace of the capital markets. More importantly, it suggests that the commitment to providing encouragement and capital investment for private enterprise is lasting and real, an encouraging sign for investors in the China region.

   [PHOTO OF            Sincerely,
 JAMES B. HAWKES
 APPEARS HERE]          /s/ James B. Hawkes

                        James B. Hawkes,
                        President
                        October 20, 1995

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MANAGEMENT DISCUSSION: ROBERT LLOYD GEORGE

An interview with the Hon. Robert Lloyd George, President of Lloyd George Management, and Investment Adviser to the Greater China Growth Portfolio.

Q: ROBERT, WHAT WERE SOME OF THE FACTORS IN THE FUND'S PERFORMANCE?

A: The Fund's performance for the fiscal year was dictated by an especially difficult first half. That period was marked by unusual volatility in the Greater China markets, and the Fund reflected that volatility. Rising U.S. interest rates provided a difficult climate for the Hong Kong market, which remains the Portfolio's largest country weighting. Trade tensions between China and the U.S. also weighed heavily on the region's markets. Finally, Mexico's currency crisis roiled most emerging markets in the first half.

   [PHOTO OF HON. ROBERT LLOYD GEORGE APPEARS HERE]

   HON. ROBERT
   LLOYD GEORGE

   Since February, however, the investment climate has improved significantly. U.S. interest rates have declined sharply - always a favorable development - while earnings for the region's companies have continued to show strong momentum. While some political tensions remain, investors have focused increasingly on fundamentals, which remain strongly positive.

Q: WHICH GREATER CHINA MARKETS HAVE BEEN THE BEST PERFORMERS?

A: Hong Kong, the China region's largest and most liquid market, fared best in the region, followed by Malaysia, which managed slight gains. These countries far outperformed smaller markets, such as Indonesia, the Philippines, Taiwan, and China's B share market. For example, Hong Kong's unmanaged Hang Seng Index rose 19% in the period from January 1 through August 31. The Colony's investor sentiment remains healthy, and the news out of China continues to improve. Recent economic statistics offer further evidence that an economic soft landing in China is underway. We believe that China's economic growth will slow to 10% by year-end and that the inflation rate will slow to the 15% level in 1995.

Q: HAVE YOU MADE ANY MAJOR CHANGES TO THE PORTFOLIO?

A: Not many major changes. We continue to focus on countries and companies we believe will post strong earnings growth. Hong Kong remains the largest country weighting in the Portfolio, at 37.7%. Hong Kong has been riding a rollercoaster in the past year along with other emerging markets. And, of course, the Hong Kong market has been very sensitive to the fluctuations in U.S. interest rates.

   Recent quarterly earnings reports were mixed, but a number of large conglomerates such as

================================================================================

                                                         WITH A FAST-GROWING
                                                         ECONOMY, THAILAND IS
                                                            EMERGING AS A
             [MAP APPEARS HERE]                           GATEWAY FOR GLOBAL
                                                            BUSINESS INTO
                                                            GREATER CHINA.

                                                         THAILAND: A PROFILE*
                                                     GDP GROWTH:............8.6%
                                                     INFLATION RATE:........5.0%
                                                     EXPORT GROWTH:........19.0%
                                                     THAI MARKET CAP:.....$132 B
                                                     LARGEST TRADE PARTNER: U.S.

                                                          *1995 estimates
                                                      Source: Bank of Thailand

--------------------------------------------------------------------------------

   Cheung Kong Holdings, Hutchison Whampoa, and HSBC - each a large investment of the Portfolio - reported profits well above expectations. That lifted the market and raised the spirits of investors. In addition, in recent months there have been signs that the property market - a key measure of the investment climate in Hong Kong - has strengthened. Very importantly, Hong Kong is the most liquid of the emerging Asian markets and is among the first places U.S. investors may look to recycle investments if the U.S. market slows from its torrid pace of the summer.

Q: HONG KONG IS THE MARKET OF CHOICE FOR MANY U.S. INVESTORS. COULD YOU GIVE AN
   EXAMPLE OF ONE OF THE PORTFOLIO'S LARGE CORE HOLDINGS IN HONG KONG?

A: One of the Portfolio's largest Hong Kong investments, and a long-term core holding, is HSBC, Hong Kong and Shanghai Bank. As a big lender to the property sector, the bank benefits from the ongoing building of infrastructure in the region. Property stocks directly account for roughly 30% of the Hang Seng index, while indirectly making up another 15% or so. Increasingly, there is anecdotal evidence - such as rising residential real estate prices and higher commercial rents - that the property market is showing signs of

================================================================================

   improvement. Historically, the property market has been an important barometer for the Hong Kong stock market. Although past trends don't necessarily predict the future, when the property market improves, the stock market usually follows over time.

   HSBC is the leader in the Hong Kong banking establishment, and, with assets of $270 billion, ranks among the ten largest banks in the world. Moreover, it is among the most active foreign bank doing business today in mainland China. With all of its strengths and growth prospects, the stock sells at a modest 8 times its expected 1996 earnings.

Q: WHERE ELSE HAVE YOU BEEN INVESTING?

A: Thailand was the second largest weighting of the Portfolio, at 12.2%. On pure fundamentals, the Thai market represents a very good value. Thailand is expected to post economic growth in the 9% range in 1995, making it one of the fastest growing economies in the world. It's expected that Thai corporate earnings growth could reach 20% in 1996, according to the Bank of Thailand.

   While generating fast growth, the country has done a good job of containing inflation, which is running at a 6.2% annual rate. While that is somewhat higher than the government's official target of 5.2%, it still represents impressive performance. The primary engine behind the Thai economy has been rapid export growth, which in turn has led to a sharp rise in the manufacturing sector. Manufacturing now

Greater China Growth Portfolio: Asset Allocation Based on market value as of August 31, 1995.
                           [PIE CHART APPEARS HERE]

             Hong Kong                    37.7%
             Thailand                     12.2%
             Singapore                     9.9%
             Malaysia                      9.6%
             Philippines                   9.5%
             Republic of Korea             7.3%
             Taiwan                        3.7%
             Indonesia                     2.8%
             China                         2.4%
             Other                         0.6%

   represents about 80% of Thailand's exports, according to the Bank of Thailand, and is attracting an increasing amount of foreign investment. The country has already developed a growing auto components industry and is focusing increasingly on the biotechnology and agribusiness sectors for development. Elsewhere, the country is a strong provider of financial services, with several large banks offering a wide variety of banking services to companies hoping to penetrate the China region. With the help of private investment and government tax incentives, the government hopes that Thailand will emerge as a gateway to Greater China.

Q: AND WHAT KIND OF STOCKS HAVE YOU BEEN BUYING IN THAILAND?

================================================================================

                                               IN ITS PUSH FOR GROWTH,
                                                CHINA NEEDS INVESTMENT
                                              TO FUEL ITS INFRASTRUCTURE
       [MAP APPEARS HERE]                             EXPANSION.

                                                CHINA'S INFRASTRUCTURE
                                                   INVESTMENT NEEDS:

                                       SECTOR              INVESTMENT ESTIMATES:
                                       Power                        $200 billion
                                       Telecom                      $141 billion
                                       Transport                    $302 billion
                                       Water & Sewer                $101 billion
                                       Source: World Bank

--------------------------------------------------------------------------------

A: Not surprisingly, the two major themes in Thailand have been banks and infrastructure. Infrastructure offers a good deal of potential to investors, with a special emphasis on telecommunications, power generation, and transportation facilities. Siam Cement is the largest building materials company in Southeast Asia and remains the Portfolio's largest holding. The company enjoys a growing business selling construction supplies and cement for projects in mainland China.

   In the banking sector, the Portfolio has two large investments, Bangkok Bank, the country's largest bank, and Siam Commercial Bank. Thailand's banking industry in recent years has averaged earnings growth of more than 25% annually. With the backing of the Bangkok International Banking Facility, the country's banking sector is taking steps to become global participants and serve as a springboard to the China region for foreign investors.

Q: THE PHILIPPINES HAS BOASTED ONE OF THE FASTEST GROWING MARKETS OVER THE PAST
   TWO YEARS. WHAT ARE YOU FOCUSING ON THERE?

A: The Philippines has reduced inflation to an annual rate below 10%, while posting GDP growth over 5% for two years running, according to the World Bank. That suggests that the government is intent on keeping growth strong, but manageable. The country has traditionally suffered from an inefficient public sector, which has been reflected in a subpar infrastructure. Therefore, the Portfolio has focused much of its investment in the Philippines on companies that are participating in the infrastructure build-up. They include

================================================================================

   Philippines Long Distance Telephone, which is the country's dominant supplier of phone equipment. Long a core holding of the Portfolio, PLDT receives only about 25% of its revenues from local calls. With only 2 phones per 100 people, the growth potential for providers of phone services in the China region is staggering.

   Another large holding is Ayala Corp., the country's largest commercial and residential property developer. Property sales have risen sharply in the past year, as the strong economy and growing demand for space from China region companies have pushed commercial rents higher. Mean-while, a growing affluence has boosted demand for residential property. Together, that demand has increased the value of Ayala's land holdings, leaving the company with a large cash horde.

Q: HAVE YOU CUT BACK IN ANY AREAS?

A: Yes. We've slightly scaled back our investments in Taiwan. Taiwan has been the weakest performer in the region, declining nearly 10% in July alone. The most compelling reason for the poor Taiwan market was the continuing deterioration in relations between China and the U.S. following the visit by Taiwan's president to the U.S. in June. Although it is likely that relations between the parties will improve in coming months, the uncertainty created by the rift has been very negative for the Taiwan stock market. Therefore, we've been increasingly selective about our investments there, favoring large blue chips like China Steel and Nan Ya Plastic.

Q: THE POWER GENERATION SECTOR HAS GROWN RAPIDLY IN GREATER CHINA. IS THAT
   SECTOR REPRESENTED IN THE PORTFOLIO?

A: Absolutely. The power generation industry in Greater China is experiencing major growth. According to a new study by McGraw-Hill, the annual demand for power in China will rise to 1.9 billion tons of oil equivalent (TOE) by the year 2015 from just 750 million TOE in 1993. The cost of meeting this demand could reach $1 trillion, most of which will be spent on electric power generation.

   The Portfolio's investments in the power-generating sector are varied. In Hong Kong, the Portfolio has investments in Consolidated Electric Power Co. of Asia (CEPA). The company has been building an impressive portfolio of generating projects across the China region. Another Hong Kong investment, New World Development, is a diversified property company that is constructing a thermal power station in Zhujiang. In South Korea, the Portfolio owns shares in Korea Electric Power Corporation (KEPCO), the country's sole electricity generator. To meet surging demand, KEPCO plans to invest $6 billion annually over the next six years in new power generating equipment. Finally, Electricity Generating (EGCOMP) is a

================================================================================

--------------------------------------------------------------------------------

                      RECENT U.S. INVESTMENTS* IN CHINA:

 . LEVI STRAUSS - the U.S. jeans manufacturer opened its regional headquarters in Singapore in September. The company has distributorships in Singapore, Indonesia and Thailand, and expects its annual Greater China revenues to reach $1 billion in the near future.

 . MICROSOFT - the software giant signed an agreement with China in September to set language standards for the local version of Windows 95. The Chinese version of Windows goes on sale in December.

 . FORD MOTOR COMPANY - has agreed to acquire a 20% stake in Jiangling Motors, a leading Chinese auto maker. Plans are to build 60,000 light trucks in the first year of the joint venture. In coming years, the venture will target a mini-van for the China market.

 * These U.S. companies are not investments of the Portfolio.

--------------------------------------------------------------------------------

   recently privatized holding company that will oversee the development of electricity generating plants in Thailand.

Q: WHAT PROGRESS HAS CHINA MADE IN ITS ONGOING FIGHT AGAINST INFLATION?

A: In the period since China implemented its austerity program in 1993, inflation has fallen to an annualized rate below 15%, but those gains remain relatively fragile. Inflationary pressures have been especially intense because of the large investment in fixed assets and the surge in consumer spending. While the government is happy with the progress made, the economy continues to eclipse its growth targets, making the inflation fight even more difficult. Recently, Dai Xianglong, the governor of China's central bank, urged a continuing tight money policy, a very encouraging sign for foreign investors.

Q: ROBERT, WHAT IS YOUR CURRENT OUTLOOK FOR THE GREATER CHINA MARKETS?

A: The Greater China markets have been volatile so far in 1995, which is to be expected in these emerging markets. Volatility is consistent with the rapid economic growth, inflationary patterns, and uncertain political trends. I believe investors can expect more volatility in the future, and that is a risk they should be prepared to face. However, having said that, I'm encouraged by the progress made against inflation and by the relatively calm discourse on the future of Hong Kong. In addition, China is addressing some of its internal questions, a sign that the current regime is facing the future with resolve. China continues to lure foreign investment and to open up industry to private hands. While future market trends are certainly not guaranteed, I believe the China market presents a unique opportunity for long-term patient investors.

================================================================================

           Comparison of Change in Value of a $10,000 Investment in EV Marathon Greater China Growth Fund and the Peregrine Asia 100 Index
                  From June 30, 1993 through August 31, 1995

      --------------------------------------------------------------------
          AVERAGE                1           Life            Value of
      ANNUAL RETURNS           Year        of Fund*     Investment at 8/31
      --------------------------------------------------------------------
      With CDSC               -13.6%         6.8%            $11,735
      --------------------------------------------------------------------
      Without CDSC             -9.1%         8.4%            $12,135
      --------------------------------------------------------------------


                             [GRAPH APPEARS HERE]


                         Marathon China            Peregrine Asia
                         --------------            --------------
06/93+                      $10,000                   $10,000
07/93                        10,010                    10,067
08/93                        10,668                    10,713
09/93                        10,891                    10,955
10/93                        12,389                    12,814
11/93                        12,551                    12,865
12/93                        14,946                    16,030
01/94                        13,972                    15,552
02/94                        13,283                    14,697
03/94                        11,701                    13,401
04/94                        11,863                    13,716
05/94                        12,401                    14,292
06/94                        11,640                    13,617
07/94                        12,421                    14,299
08/94                        13,344                    15,272
09/94                        13,242                    15,982
10/94                        13,182                    15,276
11/94                        11,965                    14,102
12/94                        11,859                    13,992
01/95                        10,583                    12,633
02/95                        11,482                    13,304
03/95                        11,635                    13,447
04/95                        11,482                    13,144
05/95                        12,502                    14,127
06/95                        12,308                    13,860
07/95                        12,665                    14,002
08/95                        12,135                    13,214

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 6/7/93.

+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

--------------------------------------------------------------------------------

FUND PERFORMANCE

In accordance with new guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Marathon Greater China Growth Fund, and the unmanaged Peregrine Asia 100 Index.

THE TOTAL RETURN FIGURES

The blue line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The second dollar figure for the Fund reflects the Fund's maximum applicable deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

The black line represents the performance of the Peregrine Asia 100 Index, a broad-based, widely recognized unmanaged index of 100 common stocks traded on the major markets of the China region. The Index is not strictly a China index and may be an imperfect benchmark for the Fund. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

================================================================================

                     EV MARATHON GREATER CHINA GROWTH FUND

                             FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                August 31, 1995

ASSETS:
  Investment in Greater China Growth Portfolio, at value (Note 1A)
    (identified cost, $301,527,345)                                                                       $325,090,135
  Receivable for Fund shares sold                                                                              150,017
  Deferred organization expenses (Note 1D)                                                                      27,167
                                                                                                          ------------
    Total assets                                                                                          $325,267,319

LIABILITIES:
  Payable for Fund shares redeemed                                                    $  844,642
  Payable to affiliates -
    Trustees' fees                                                                         1,250
    Custodian fee                                                                          1,144
  Accrued expenses                                                                       162,512
                                                                                      ----------
    Total liabilities                                                                                        1,009,548
                                                                                                          ------------
NET ASSETS for 27,276,927 shares of beneficial interest outstanding                                       $324,257,771
                                                                                                          ============
SOURCES OF NET ASSETS:
  Paid-in capital                                                                                         $334,564,189
  Accumulated net realized loss on investment transactions
    from the Portfolio                                                                                     (31,372,291)
  Accumulated distributions in excess of net investment income                                              (2,496,917)
  Unrealized appreciation of investments from Portfolio
    (computed on the basis of identified cost)                                                              23,562,790
                                                                                                          ------------
    Total net assets                                                                                      $324,257,771
                                                                                                          ============
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE (NOTE 6) PER SHARE
  ($324,257,771 / 27,276,927 shares of beneficial interest)                                                     $11.89
                                                                                                                ======

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      For the Year Ended August 31, 1995

INVESTMENT INCOME (Note 1B):
  Investment income allocated from Portfolio (net of foreign taxes of  $596,805)                          $   8,589,033
  Expenses allocated from Portfolio                                                                          (3,869,597)
                                                                                                          -------------
        Net investment income from Portfolio                                                              $   4,719,436

  Expenses -
    Management fee (Note 3)                                                           $     876,239
    Compensation of Trustees not members of the
      Administrator's organization (Note 3)                                                   2,523
    Custodian fee (Note 3)                                                                   58,191
    Distribution fees (Note 5)                                                            3,090,984
    Transfer and dividend disbursing agent fees                                             454,671
    Printing and postage                                                                    162,556
    Legal and accounting services                                                            16,968
    Amortization of organization expenses (Note 1D)                                           9,786
    Miscellaneous                                                                           103,355
                                                                                      -------------
      Total expenses                                                                                          4,775,273
                                                                                                          -------------
        Net investment loss                                                                               $     (55,837)
                                                                                                          -------------
REALIZED AND UNREALIZED LOSS FROM PORTFOLIO:
    Net realized loss from Portfolio (identified cost basis) -
        Investment transactions (net of foreign capital gains taxes of $620,600)      $ (20,110,632)
        Foreign currency                                                                   (417,268)
                                                                                      -------------
            Net realized loss                                                                             $ (20,527,900)
    Change in unrealized appreciation of investments                                                        (16,595,613)
                                                                                                          -------------
            Net realized and unrealized loss                                                              $ (37,123,513)
                                                                                                          -------------
                    Net decrease in net assets from operations                                            $ (37,179,350)
                                                                                                          =============

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                      Statements of Changes in Net Assets

                                                                                         For the year ended August 31,
                                                                                      ----------------------------------
                                                                                            1995                1994
                                                                                      --------------      --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment loss                                                               $     (55,837)      $  (1,540,352)
    Net realized loss from Portfolio                                                    (20,527,900)        (11,727,498)
    Change in unrealized appreciation (depreciation) from Portfolio                     (16,595,613)         37,116,048
                                                                                      -------------       -------------
      Net increase (decrease) in net assets from operations                           $ (37,179,350)      $  23,848,198
                                                                                      -------------       -------------
  Distributions to shareholders -
    In excess of net investment income                                                $  (1,966,526)      $          --
    In excess of realized gain on investment transactions                                  (302,624)           (456,955)
                                                                                      -------------       -------------
     Total distributions                                                              $  (2,269,150)      $    (456,955)
                                                                                      -------------       -------------
  Transactions in shares of beneficial interest (Note 4) -
    Proceeds from sale of shares                                                      $  65,409,471       $ 370,568,876
    Net asset value of shares issued to shareholders in payment
      of distributions declared                                                           1,996,823             405,243
    Cost of shares redeemed                                                             (96,178,731)        (65,558,628)
                                                                                      -------------       -------------
      Increase (decrease) in net assets from Fund share transactions                  $ (28,772,437)      $ 305,415,491
                                                                                      -------------       -------------
        Net increase (decrease) in net assets                                         $ (68,220,937)      $ 328,806,734

NET ASSETS:
  At beginning of year                                                                  392,478,708          63,671,974
                                                                                      -------------       -------------
  At end of year (including undistributed (distributions in excess of)
    net investment income of ($2,496,917) and $463,526, respectively)                 $ 324,257,771       $ 392,478,708
                                                                                      =============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                      Financial Highlights

                                                                                   Year Ended August 31,
                                                                 ------------------------------------------------------
                                                                     1995                  1994                1993*
                                                                 ------------          ------------        ------------
NET ASSET VALUE, beginning of year                               $  13.160             $  10.540           $  10.000
                                                                 ---------             ---------           ---------
Income (loss) from Investment Operations -
  Net investment loss                                            $  (0.038)            $  (0.039)          $  (0.015)
  Net realized and unrealized gain (loss) on investments            (1.157)                2.684               0.555
                                                                 ---------             ---------           ---------
    Total income (loss) from operations                          $  (1.195)            $   2.645           $   0.540
                                                                 ---------             ---------           ---------
Less distributions -
    In excess of net investment income                           $  (0.065)            $      --           $      --
    In excess of net realized gain on investment transactions       (0.010)               (0.025)                 --
                                                                 ---------             ---------           ---------
      Total distributions                                        $  (0.075)            $  (0.025)          $      --
                                                                 ---------             ---------           ---------
NET ASSET VALUE, end of year                                     $  11.890             $  13.160           $  10.540
                                                                 =========             =========           =========
TOTAL RETURN (2)                                                     (9.06%)               25.08%               5.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                        $ 324,258             $ 392,479           $  63,672
  Ratio of net expenses to average daily net assets (1)               2.47%                 2.38%               2.21%+
  Ratio of net investment loss to average daily net assets           (0.02%)               (0.55%)             (1.44%)+

 +   Computed on an annualized basis.

(1) Includes the Fund's share of Greater China Growth Portfolio's allocated expenses.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.

* For the period from the start of business, June 7, 1993, to August 31, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

EV Marathon Greater China Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (55.1% at August 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1995 the Fund, for federal income tax purposes had a capital loss carryover of $13,887,568, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on August 31, 2003. Net capital losses of $15,499,068 attributable to security and currency transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. DISTRIBUTION COSTS - For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. For tax purposes, commissions paid were charged to paid-in capital prior to November 16, 1994 and subsequently charged to operations. The change in the tax accounting practice was prompted by a recent Internal Revenue Service ruling and has no effect on either the Fund's current yield or total return (Note 5).

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

   Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date. The Fund distinguishes

--------------------------------------------------------------------------------

between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended August 31, 1995, $938,080 was reclassified from paid-in capital to accumulated distributions in excess of net investment income, and $1,642,112 was reclassified from accumulated net realized loss on investments to paid-in capital due to differences between book and tax accounting for distribution costs, currency gains and losses and foreign taxes being considered as permanent differences. Net investment income, net realized gains and net assets were not affected by this reclassification.

--------------------------------------------------------------------------------

(3) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 1995 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $876,239. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations. In addition, investment adviser, administrative fees, and custodian fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

--------------------------------------------------------------------------------

(4) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                        For the Year Ended
                                                ----------------------------------
                                                August 31, 1995    August 31, 1994
                                                ---------------    ---------------
Sales                                              5,441,956         28,933,950
Issued to shareholders electing to
 receive payments of distributions
 in Fund shares                                      173,957             29,118
Redemptions                                       (8,172,241)        (5,170,232)
                                                  ----------         ----------
 Net increase (decrease)                          (2,556,328)        23,792,836
                                                  ==========         ==========

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note
6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $2,628,719 as payable to EVD for the year ended August 31, 1995, representing 0.75% of average daily net assets. At August 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $2,898,000.

   In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 1995 amounted to $462,265.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, (6% and 5% respectively for shares purchased prior to August 1, 1994) declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $2,374,000 of CDSC paid by shareholders for the year ended August 31, 1995.

--------------------------------------------------------------------------------

(7) INVESTMENT TRANSACTIONS

Increases and decreases in the Fund's investment in the Portfolio aggregated $68,185,959 and $101,505,200, respectively.

--------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF
EATON VANCE GROWTH TRUST:

We have audited the accompanying statement of assets and liabilities of EV Marathon Greater China Growth Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1995 and 1994, and the financial highlights for the years ended August 31, 1995 and 1994, and for the period from the start of business, June 7, 1993 to August 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Marathon Greater China Growth Fund series of the Eaton Vance Growth Trust at August 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
OCTOBER 6, 1995

================================================================================

                        GREATER CHINA GROWTH PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                                August 31, 1995

--------------------------------------------------------------------------------
                      COMMON STOCKS AND WARRANTS - 95.7%
--------------------------------------------------------------------------------
                                                    Shares              Value
--------------------------------------------------------------------------------
CHINA, 2.4%
    Dazhong Taxi                                 1,106,105      $     929,128
    Shanghai Diesel Engineering                  1,960,000          1,270,080
    Shanghai Erfangji Co. Ltd.                   6,154,676          1,070,914
    Shanghai Phoenix Bicycle Co.                 2,615,000            549,150
    Shanghai Tyre and Rubber                     5,717,600          1,989,724
    Shanghai Yaohua Pilkington                   4,770,500          5,152,140
    Shenzhen China Bicycles Co.                  8,745,000          3,050,256
                                                                -------------
                                                                $  14,011,392
                                                                -------------
HONG KONG, 37.7%
    Chen Hsong Holdings                         10,820,000      $   7,687,610
    Cheung Kong Holdings Ltd.                    4,130,000         20,488,104
    China - HK Photo Product Hld.                5,758,000          2,547,915
    CIM Company Ltd. (1)                         1,800,000          3,022,983
    Consolidated Electric Power Asia             2,938,180          6,054,120
    Giordano Holdings Ltd.                       2,500,000          2,050,750
    Hong Kong Electric Co.                       2,605,000          9,035,964
    Hong Kong Land Holdings Ltd.                 3,020,000          5,496,400
    Hong Kong Telecommunications Ltd.            6,273,000         11,345,348
    HSBC Holdings PLC                            1,632,600         21,934,798
    Hutchison Whampoa                            4,573,000         22,035,915
    Jardine Matheson Holdings                      790,800          5,693,760
    Johnson Electric Holdings                    1,401,500          2,788,285
    Li & Fung Ltd.                               7,184,000          5,336,275
    Maanshan Iron & Steel Co.                    3,620,000            603,454
    Ming Pao Enterprises                        10,048,000          4,088,531
    National Mutual Ltd.                        16,544,000         11,862,048
    New World Development                        4,498,000         16,386,664
    CP Pokphand Co. Ltd.                        22,586,000          8,898,884
    San Miguel Brewery Ltd.                      3,170,000          1,842,721
    Shanghai Haixing Shipping                   10,230,000          1,123,254
    Shanghai Petrochemical                      27,284,000          8,900,040
    Siu Fung Ceramics Holdings                  31,284,000          6,869,966
    Sun Hung Kai Properties Ltd.                 1,654,000         12,019,287
    Swire Pacific Ltd. (A Shares)                1,121,000          8,399,541
    Tem Fat Hing Fung                            8,818,000            808,610
    Varitronix International Ltd.                3,782,000          7,011,072
    VTECH Holdings Ltd.                          1,996,000          2,088,614

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares              Value
--------------------------------------------------------------------------------
HONG KONG - (continued)
    Wharf Holdings                                 941,200      $   2,705,385
    Yizheng Chemical Fibre Co.                   8,116,000          2,411,264
    Zhenhai Refining & Chemical Co.              4,722,000          1,201,749
                                                                -------------
                                                                $ 222,739,311
                                                                -------------
INDONESIA, 2.8%
    PT HM Sampoerna (Foreign)                      821,000      $   7,788,007
    PT Indah Kiat Pulp & Paper.                  6,434,400          8,871,750
                                                                -------------
                                                                $  16,659,757
                                                                -------------
REPUBLIC OF KOREA, 7.3%
    Daewoo Corp.*                                      100      $       1,409
    Daewoo Heavy Industries                          3,904             47,462
    Dong Chang Paper Mfg.*                          80,008          1,076,155
    Korea Electric Power Corp.                     411,200         15,839,588
    Korea Exchange Bank                            865,999         10,248,145
    Pohang Iron & Steel Co. Ltd.                    52,630          5,088,236
    Samsung Electronics (New)*                       8,290          1,479,590
    Samsung Electronics                             41,893          8,710,526
    Samsung Fire & Marine Insurance                  3,920            537,678
                                                                -------------
                                                                $  43,028,789
                                                                -------------
MALAYSIA, 9.6%
    DCB Holdings Berhad                            816,000      $   2,421,398
    Land & General Berhard                       4,943,000         15,857,146
    Genting Berhad                               1,029,000          9,118,998
    Hong Leong Industries Berhad                 1,667,000          8,957,291
    Kim Hin Industry Berhad                      1,305,000          4,552,753
    Kim Hin Industry Berhad Warrants*              221,000            195,850
    Leader Universal Holdings Ltd.                 717,666          2,374,182
    Perlis Plantations Berhad                      770,000          2,531,914
    Sime Darby Berhad                            4,180,000         10,643,534
                                                                -------------
                                                                $  56,653,066
                                                                -------------
THE PHILIPPINES, 9.5%
    Ayala Corp. Class B*                         2,236,404      $   2,782,379
    Bacnotan Consolidated Industries               602,201          4,205,169

--------------------------------------------------------------------------------
                                                    Shares              Value
--------------------------------------------------------------------------------
    Belle Corp. Class B*                        61,650,000      $  11,651,850
    Filipino Telephone                           8,000,000          7,716,000
    Philippine Long Distance Telephone             231,700         14,568,137
    San Miguel Corporation                       2,337,140          8,160,126
    SM Prime Holdings*                          22,389,900          7,169,245
                                                                -------------
                                                                $  56,252,906
                                                                -------------
SINGAPORE, 9.9%
    Cerebos Pacific Ltd.                         1,129,000      $   6,404,817
    City Developments                              924,000          5,567,469
    Clipsal Industries Holdings Ltd.             2,400,000          6,000,000
    Clipsal Industries Warrants*                   234,000            173,160
    Development Bank of Singapore                  470,000          5,365,755
    Overseas Union Bank                          1,716,000         10,641,945
    Sembawang Maritime                           2,266,000          7,856,675
    Singapore Airlines Ltd.                      1,125,000          9,513,787
    Straits Steamship Land                       2,452,500          6,947,932
    United Overseas Bank                               800              6,937
                                                                -------------
                                                                $  58,478,477
                                                                -------------
TAIWAN, 3.7%
    China Steel                                  5,862,000      $   4,476,809
    CIS Technology Inc.*                         1,018,000          1,474,379
    Formosa Chemical                             1,477,538          1,386,374
    Formosa Plastics                               876,900          1,425,488
    Fuh HWA Secs                                   994,480          1,287,453
    Nan Ya Plastic                               3,419,799          5,782,881
    Taiwan Polpropylene                            814,800          1,054,840
    Taiwan Semiconductor*                          723,600          2,776,167
    Victor Taichung Machinery                    1,091,584          1,441,000
    Yang Ming Marine Transport                     985,000          1,028,044
                                                                -------------
                                                                $  22,133,435
                                                                -------------
THAILAND, 12.2%
    Bangkok Bank                                   518,200      $   5,794,564
    Electricity Generating (Foreign)*            4,241,700         13,297,729
    Electricity Generating (Foreign) (Rights)*     424,170            821,575
    Krung Thai Bank Ltd. (Foreign)               1,298,000          5,028,192

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Shares           Value
--------------------------------------------------------------------------------
THAILAND (Continued)
    Saha Union Corp. Ltd. (Local)                     2,314,500   $   2,819,292
    Siam Cement (Local)                                 234,400      13,629,660
    Siam Cement (Foreign)                               139,900       9,542,704
    Siam Commercial Bank                              1,591,300      17,158,510
    Thailand Military Bank (Foreign)                    967,000       4,016,338
                                                                  -------------
                                                                  $  72,108,564
                                                                  =============
UNITED STATES, 0.6%
    AES China Generating Co. Ltd.                       210,000   $   1,890,000
    Pacific Basin Bulk Shipping                          84,500       1,214,687
    Pacific Basin Bulk Shipping (Warrants)*              84,500          63,375
                                                                  -------------
                                                                  $   3,168,062
                                                                  -------------
    Total Common Stocks and Warrants (Identified
     cost, $507,528,635)                                          $ 565,233,759
    Other Assets - 4.3%                                              25,183,299
                                                                  -------------
    Net Assets - 100.0%                                           $ 590,417,058
                                                                  =============

  * Non-income producing security.
(1) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                        STATEMENT OF ASSETS AND LIABILITIES
                               August 31, 1995

ASSETS:
  Investments, at value (Note 1A) (Identified cost, $507,528,635)                                   $ 565,233,759
  Cash denominated in foreign currencies (cost, $10,504,108)                                            9,755,251
  Cash                                                                                                 15,529,283
  Receivable for investments sold                                                                         361,620
  Dividends and interest receivable                                                                       937,884
  Deferred organization expenses (Note 1C)                                                                 63,231
                                                                                                    -------------
    Total assets                                                                                    $ 591,881,028
LIABILITIES:
  Payable for investments purchased                                             $ 1,436,747
  Payable to affiliate -
    Custodian fee                                                                    20,258
  Accrued expenses                                                                    6,965
                                                                                -----------
    Total liabilities                                                                                   1,463,970
                                                                                                    -------------
NET ASSETS applicable to investors' interest in Portfolio                                           $ 590,417,058
                                                                                                    =============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals                                           $ 533,468,333
  Net unrealized appreciation of investments (computed on the
    basis of identified cost)                                                                          57,705,124
  Net unrealized depreciation of foreign currencies                                                      (756,399)
                                                                                                    -------------
    TOTAL                                                                                           $ 590,417,058
                                                                                                    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      For the Year Ended August 31, 1995


INVESTMENT INCOME:
  Income --
    Dividends (net of foreign taxes of $1,097,188)                                                  $  15,724,962
    Interest                                                                                               58,676
                                                                                                    -------------
      Total income                                                                                  $  15,783,638
  Expenses --
    Investment adviser fee (Note 2)                                             $   4,763,655
    Administration fee (Note 2)                                                     1,571,184
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 2)                                       13,750
    Custodian fee (Note 2)                                                            661,381
    Legal & audit fees                                                                 50,438
    Amortization of organization expense (Note 1C)                                     28,638
    Miscellaneous                                                                      21,711
                                                                                -------------
      Total expenses                                                                                    7,110,757
                                                                                                    -------------
        Net investment income                                                                       $   8,672,881
                                                                                                    -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss  --
      Investment transactions computed (net of foreign capital gains
        taxes of $1,140,389)                                                    $ (28,329,489)
      Foreign currency                                                               (765,756)
                                                                                -------------
        Net realized loss                                                                           $ (29,095,245)
    Change in unrealized appreciation --
      Investments (identified cost basis)                                       $ (39,634,897)
      Foreign currency                                                               (759,651)
                                                                                -------------
        Decrease in net unrealized appreciation                                                       (40,394,548)
                                                                                                    -------------
        Net realized and unrealized loss on investments                                             $ (69,489,793)
                                                                                                    -------------
          Net decrease in net assets from operations                                                $ (60,816,912)
                                                                                                    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                         STATEMENTS OF CHANGES IN NET ASSETS



                                                                                            For the year ended August 31,
                                                                                 -------------------------------------------------
                                                                                        1995                           1994
                                                                                  ----------------               ----------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                                                          $      8,672,881               $      4,024,714
  Net realized loss on investment transactions                                        (29,095,245)                   (11,068,453)
  Change in unrealized appreciation (depreciation)
    of investments and foreign currency                                               (40,394,548)                    79,236,629
                                                                                 ----------------               ----------------
      Increase (decrease) in net assets from operations                          $    (60,816,912)              $     72,192,890
                                                                                 ----------------               ----------------
Capital transactions:
  Contributions                                                                  $    129,870,307               $    636,873,995
  Withdrawals                                                                        (211,249,014)                  (184,497,094)
                                                                                 ----------------               ----------------
      Increase (decrease) in net assets resulting from capital transactions      $    (81,378,707)              $    452,376,901
                                                                                 ----------------               ----------------
        Total increase (decrease) in net assets                                  $   (142,195,619)              $    524,569,791
NET ASSETS:
  At beginning of year                                                                732,612,677                    208,042,886
                                                                                 ----------------               ----------------
  At end of year                                                                 $    590,417,058               $    732,612,677
                                                                                 ================               ================

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                              SUPPLEMENTARY DATA

                                                              Year Ended August 31,
                                                      --------------------------------------
                                                        1995           1994           1993*
                                                      --------       --------       --------
RATIOS (As a percentage of average net assets):
  Expenses                                              1.10%          1.15%          1.38%+
  Net investment income                                 1.35%          0.73%          0.38%+
PORTFOLIO TURNOVER                                        32%            36%            18%
  NET ASSETS, end of period (000 omitted)            $590,417       $732,613       $208,043


+ Computed on an annualized basis.

* For the period from the start of business, October 28, 1992, to August 31, 1993.

                       SEE NOTES TO FINANCIAL STATEMENTS

================================================================================

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Greater China Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York on September 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. FEDERAL TAXES - The Portfolio has elected to be treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

C. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. FUTURES CONTRACTS - Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

--------------------------------------------------------------------------------

E. FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G. OTHER - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Lloyd George Management (Hong Kong) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1995 the adviser fee was 0.74% of average net assets. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1995, the administration fee was 0.24% of average net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

--------------------------------------------------------------------------------

(3) INVESTMENT TRANSACTIONS

Purchases and sales of investments, other than short-term obligations, aggregated $200,189,314 and $293,436,289, respectively.

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 1995, as computed on a federal income tax basis, are as follows:


Aggregate cost                                                     $ 507,528,635
                                                                   =============
Gross unrealized appreciation                                      $  99,177,974
Gross unrealized depreciation                                         41,472,850
                                                                   -------------
  Net unrealized appreciation                                      $  57,705,124
                                                                   =============

--------------------------------------------------------------------------------

(5) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

--------------------------------------------------------------------------------

(7) LINE OF CREDIT

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

--------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF
GREATER CHINA GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Greater China Growth Portfolio as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1995 and 1994, and the supplementary data for the years ended August 31, 1995 and 1994, and for the period from the start of business, October 28, 1992 to August 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Greater China Growth Portfolio at August 31, 1995, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
OCTOBER 6, 1995

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                      THIS PAGE INTENTIONALLY LEFT BLANK.

================================================================================

EV MARATHON
GREATER CHINA
GROWTH FUND

OFFICERS
------------------------------

JAMES B. HAWKES
President, Trustee

LANDON T. CLAY
Vice President, Trustee

M. DOZIER GARDNER
Vice President

WILLIAM D. BURT
Vice President

BARCLAY TITTMANN
Vice President

JAMES L. O'CONNOR
Treasurer

THOMAS OTIS
Secretary


INDEPENDENT TRUSTEES
------------------------------

DONALD R. DWIGHT
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

SAMUEL L. HAYES, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

NORTON H. REAMER
President and Director, United Asset
Management Company

JOHN L. THORNDIKE
Director, Fiduciary Company Incorporated

JACK L. TREYNOR
Investment Adviser and Consultant


GREATER CHINA
GROWTH PORTFOLIO

OFFICERS
------------------------------
HON. ROBERT LLOYD GEORGE
President, Trustee and Portfolio Co-Manager

JAMES B. HAWKES
Vice President and Trustee

SCOBIE DICKINSON WARD
Vice President, Assistant Secretary,
Assistant Treasurer and Portfolio Co-Manager

WILLIAM WALTER RALEIGH KERR
Vice President, Secretary and
Assistant Treasurer

JAMES L. O'CONNOR
Vice President and Treasurer

THOMAS OTIS
Vice President and Assistant Secretary


INDEPENDENT TRUSTEES
------------------------------

SAMUEL L. HAYES, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

STUART HAMILTON LECKIE
Managing Director and Actuary, Wyatt Company,
Hong Kong

HON. EDWARD K.Y. CHEN
Professor and Director, Center for Asian Studies,
University of Hong Kong

                                                                              31